UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR FUND

FORM N-Q

August 31, 2014

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 60.1%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.1%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$22,750

Automobiles - 0.7%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		293,790

Hotels, Restaurants & Leisure - 0.4%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	10,000		9,700	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	50,000		41,125
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	20,000		20,275	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	10,000		10,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	40,000		42,400	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	20,000		19,850	(a)

Total Hotels, Restaurants & Leisure					143,600

Household Durables - 0.5%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	30,000		31,950	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	140,000		151,200
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	20,000		20,550	(a)

Total Household Durables					203,700

Media - 2.5%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	10,000		10,225	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	10,000		10,300	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		104,870
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		57,331
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000		100,683
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		208,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		84,600	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	142,892	(c)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	20,000		20,500
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		54,082
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		21,076
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		109,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		65,400	(a)

Total Media					989,459

Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	30,000		32,625	(a)(b)

Specialty Retail - 0.2%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		10,000
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	50,000		41,875	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	49,000		49,735	(a)(b)

Total Specialty Retail					101,610

TOTAL CONSUMER DISCRETIONARY					1,787,534

CONSUMER STAPLES - 1.9%
Beverages - 0.4%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		161,242	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Food & Staples - 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	100,000		$106,750	(a)

Food & Staples Retailing - 0.3%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		99,187

Food Products - 0.8%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	38,746
BRF SA, Senior Notes	4.750%	5/22/24	200,000		202,000	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	30,000		30,225	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	20,000		20,275
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	30,000		29,925	(a)

Total Food Products					321,171

Personal Products - 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,475	(a)

Tobacco - 0.1%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		55,700

TOTAL CONSUMER STAPLES					753,525

ENERGY - 14.2%
Energy Equipment & Services - 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	30,000		31,800
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	20,000		20,050	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	40,000		40,900	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	70,000		75,950	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000		20,200	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	30,000		28,350	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	200,000		200,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		101,500
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000		48,750	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	10,000		10,375	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000		179,750	(a)

Total Energy Equipment & Services					757,625

Oil, Gas & Consumable Fuels - 12.3%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	70,000		74,375
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	40,000		55,514
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		178,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000		38,700
Baytex Energy Corp., Senior Notes	5.625%	6/1/24	10,000		10,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	20,000		20,900
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		110,380
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000		23,200
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	20,000		20,825
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000		32,025
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	100,000		106,500
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	20,000		20,900	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		58,670
Ecopetrol SA, Senior Notes	5.875%	9/18/23	46,000		52,670
Ecopetrol SA, Senior Notes	5.875%	5/28/45	60,000		64,708
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000		181,750	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		90,600	(d)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	30,000		30,486
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	10,000		10,750	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	10,000		10,775

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	60,000		$63,150
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		32,325	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	80,000		88,200	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000		55,000
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	20,000		21,100
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		205,000	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		43,600
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	20,000		21,200
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	40,000		44,000	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	20,000		20,950
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	200,000		208,000	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	102,000		106,335	(c)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	20,000		21,200	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		271,150
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	201,000		220,853
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		11,255
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	300,000		334,841
Petroleos Mexicanos, Notes	6.375%	1/23/45	150,000		181,500	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		36,600
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		54,237
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		105,125
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000		410,000	(c)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		194,512
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		30,375
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		26,100
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		127,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	120,000		130,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	20,000		20,675
Rice Energy Inc., Senior Notes	6.250%	5/1/22	30,000		30,675	(a)
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Notes	4.199%	3/6/22	210,000		177,975	(c)
Samson Investment Co., Senior Notes	9.750%	2/15/20	70,000		71,400
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		44,400
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,000		10,350	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	147,251
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		39,900
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	10,000		10,225	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	70,000		72,275	(a)

Total Oil, Gas & Consumable Fuels					4,881,437

TOTAL ENERGY					5,639,062

FINANCIALS - 10.3%
Banks - 6.8%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	192,594	(c)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		173,475	(d)(e)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		111,816
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		99,169
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	255,638	(c)
Barclays PLC, Junior Bonds	8.000%	12/15/20	200,000	EUR	283,843	(d)(e)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		216,500
CIT Group Inc., Senior Notes	5.000%	8/1/23	60,000		62,640
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		114,584	(d)(e)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	70,000		71,225	(d)(e)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	180,000		176,223
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		108,191
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		128,028

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Lloyds Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	$161,598	(c)
Lloyds Banking Group PLC, Junior Bonds	6.375%	6/27/20	200,000	EUR	277,247	(c)(d)(e)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	40,000	AUD	44,298	(c)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/16/14	100,000		98,000	(d)(e)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		100,693

Total Banks					2,675,762

Capital Markets - 0.9%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		152,167
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	76,515
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	110,448	(c)

Total Capital Markets					339,130

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		96,075
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		243,000
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	10,000		10,550	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	100,000		115,500
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	20,000		21,150	(a)

Total Consumer Finance					486,275

Diversified Financial Services - 0.3%
EC Finance PLC, Senior Secured Notes	5.125%	7/15/21	100,000	EUR	134,023	(a)

Insurance - 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	138,622	(c)(d)(e)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	77,273	(d)

Total Insurance					215,895

Real Estate Investment Trusts (REITs) - 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	40,000		40,600	(a)

Real Estate Management & Development - 0.5%
Annington Finance No. 4 PLC, Secured Notes	6.568%	1/10/23	100,000	GBP	170,416	(d)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	30,000		31,763	(a)

Total Real Estate Management & Development					202,179

TOTAL FINANCIALS					4,093,864

HEALTH CARE - 3.1%
Health Care Equipment & Supplies - 0.3%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	90,000		91,125
Teleflex Inc., Senior Notes	5.250%	6/15/24	20,000		20,375	(a)

Total Health Care Equipment & Supplies					111,500

Health Care Providers & Services - 2.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		30,355
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	30,000		30,300	(a)
Centene Corp., Senior Notes	4.750%	5/15/22	20,000		20,300
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	20,000		20,287
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	40,000		42,750
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	30,000		31,275
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	20,000		21,600
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		55,000	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	10,000		11,650
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		223,750
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	150,000		159,000
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	60,000		64,725	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	100,000	EUR	136,651	(c)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	20,000		20,000

Total Health Care Providers & Services					867,643

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		$98,316
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	141,184	(c)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	10,000		10,200	(a)

Total Pharmaceuticals					249,700

TOTAL HEALTH CARE					1,228,843

INDUSTRIALS - 6.6%
Aerospace & Defense - 0.1%
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	30,000		30,525	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	10,000		9,975	(a)

Total Aerospace & Defense					40,500

Air Freight & Logistics - 0.1%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	20,000		20,800	(a)

Airlines - 0.7%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	187,657		194,694
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	20,000		20,000
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		60,096	(a)

Total Airlines					274,790

Building Products - 1.2%
Griffon Corp., Senior Notes	5.250%	3/1/22	210,000		207,900
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		105,600	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	146,513	(c)

Total Building Products					460,013

Commercial Services & Supplies - 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		50,500	(a)
West Corp., Senior Notes	5.375%	7/15/22	50,000		48,625	(a)

Total Commercial Services & Supplies					99,125

Construction & Engineering - 1.5%
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	141,384	(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	20,000		20,600	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		234,828	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.750%	10/1/22	192,840		207,303	(a)

Total Construction & Engineering					604,115

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		97,740
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		21,150	(a)

Total Electrical Equipment					118,890

Machinery - 0.4%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	20,000		21,300	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	100,000	EUR	146,900	(c)

Total Machinery					168,200

Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	20,000		20,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - 0.5%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	30,000		$31,725	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	30,000		31,650	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	138,766	(c)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	10,000		10,225	(a)

Total Road & Rail					212,366

Trading Companies & Distributors - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	150,000		151,125	(a)
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		204,000	(a)

Total Trading Companies & Distributors					355,125

Transportation - 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		30,675	(a)

Transportation Infrastructure - 0.5%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	200,000		213,020	(a)

TOTAL INDUSTRIALS					2,618,419

INFORMATION TECHNOLOGY - 0.8%
Electronic Equipment, Instruments & Components - 0.2%
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	80,000		80,600	(a)

Internet Software & Services - 0.3%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		97,087

IT Services - 0.2%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	20,000		20,100	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	10,000		9,550	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	30,000		36,675
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	6,000		7,095
Interactive Data Corp., Senior Notes	5.875%	4/15/19	10,000		9,963	(a)

Total IT Services					83,383

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	20,000		21,625	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	10,000		11,000	(a)

Total Software					32,625

TOTAL INFORMATION TECHNOLOGY					293,695

MATERIALS - 10.6%
Chemicals - 1.0%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	250,000		262,812	(c)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	145,541	(c)

Total Chemicals					408,353

Construction Materials - 1.4%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	300,000		319,500	(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	200,000		212,000	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	20,000		20,350	(a)

Total Construction Materials					551,850

Containers & Packaging - 1.1%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	200,000		207,250	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	20,000		21,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		105,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,450
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		104,750	(c)

Total Containers & Packaging					449,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 6.8%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	20,000		$18,075	(a)
Cliffs Natural Resources Inc., Senior Notes	4.200%	1/15/18	50,000		50,352
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		30,056
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		104,600	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		113,419	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		178,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	60,000		62,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	80,000		87,150	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	376,000		396,304	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	30,000		33,188
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	50,000		53,250
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		192,400	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	100,000	EUR	138,490	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	170,000		196,775
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		68,169
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	10,000		10,700	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	160,000		188,616
Vale SA, Senior Notes	5.625%	9/11/42	280,000		289,568
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	400,000		466,000	(c)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	20,000		19,950	(a)

Total Metals & Mining					2,697,612

Paper & Forest Products - 0.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	50,000		44,750	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	50,000		48,125

Total Paper & Forest Products					92,875

TOTAL MATERIALS					4,199,690

TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	40,000		41,200	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	30,000		33,206
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	110,000		116,050	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	50,000		49,813
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		129,300
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	200,000		198,000	(a)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	40,000		45,200
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		207,250	(c)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	148,148	(c)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,071
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000		11,998
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	82,000		105,614
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	80,000		83,469	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	50,000		54,500

Total Diversified Telecommunication Services					1,234,819

Wireless Telecommunication Services - 1.2%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		216,000	(c)
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	30,000		31,751	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		223,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - (continued)
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	10,000		$10,362

Total Wireless Telecommunication Services					481,113

TOTAL TELECOMMUNICATION SERVICES					1,715,932

UTILITIES - 3.8%
Electric Utilities - 1.2%
Electricite de France, Junior Subordinated Notes	5.625%	1/22/24	400,000		422,000	(a)(d)(e)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		60,725

Total Electric Utilities					482,725

Gas Utilities - 1.1%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		216,960	(a)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	40,000		39,900
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		192,740	(c)

Total Gas Utilities					449,600

Independent Power and Renewable Electricity Producers - 1.0%
AES Gener SA, Notes	5.250%	8/15/21	100,000		106,400	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	10,000		10,425
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	20,000		21,550	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		111,319	(c)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	30,000		32,025	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429		109,364

Total Independent Power and Renewable Electricity Producers					391,083

Water Utilities - 0.5%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	178,881	(c)

TOTAL UTILITIES					1,502,289

TOTAL CORPORATE BONDS & NOTES (Cost - $23,095,621)					23,832,853

CONVERTIBLE BONDS & NOTES - 0.7%
MATERIALS - 0.7%
Metals & Mining - 0.7%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	261,000		261,000	(a)(f)(g)

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	45,600	MXN	6,277	(a)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $267,416)					267,277

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
Countrywide Alternative Loan Trust, 2005-77T1 1A4	22.335%	2/25/36	144,582		197,618	(d)
Countrywide Alternative Loan Trust, 2006-18CB A6	27.980%	7/25/36	129,648		199,770	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $388,060)					397,388

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.2%
Brazil - 1.2%

Federative Republic of Brazil, Notes (Cost - $425,292)	6.000%	8/15/50	982,002	BRL	474,078

SOVEREIGN BONDS - 24.6%
Brazil - 2.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	1,839,000	BRL	799,811

Colombia - 1.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	400,000		464,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Germany - 4.4%
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	$1,720,654

Hungary - 1.6%
Republic of Hungary, Senior Notes	5.750%	11/22/23	570,000		627,000

Indonesia - 1.7%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		202,750	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	400,000		455,500	(a)

Total Indonesia					658,250

Italy - 3.0%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.500%	3/1/24	770,000	EUR	1,198,347

Mexico - 1.9%
United Mexican States, Bonds	8.000%	6/11/20	1,487,400	MXN	130,228
United Mexican States, Bonds	6.500%	6/9/22	7,803,400	MXN	632,436

Total Mexico					762,664

Poland - 2.2%
Republic of Poland, Bonds	4.000%	10/25/23	2,580,000	PLN	861,088

Russia - 1.0%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	400,000		392,480	(a)

South Africa - 2.9%
Republic of South Africa, Bonds	10.500%	12/21/26	2,960,000	ZAR	330,571
Republic of South Africa, Senior Notes	5.875%	9/16/25	730,000		825,995

Total South Africa					1,156,566

Turkey - 2.1%
Republic of Turkey, Bonds	9.500%	1/12/22	290,000	TRY	139,349
Republic of Turkey, Bonds	7.100%	3/8/23	230,000	TRY	94,809
Republic of Turkey, Senior Bonds	5.625%	3/30/21	200,000		219,860
Republic of Turkey, Senior Bonds	5.750%	3/22/24	250,000		277,625
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		115,120

Total Turkey					846,763

Venezuela - 0.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	318,000		252,015	(c)

TOTAL SOVEREIGN BONDS (Cost - $9,578,385)					9,739,638

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.1%
U.S. Government Obligations - 7.1%
U.S. Treasury Bonds	3.125%	2/15/43	1,620,000		1,635,187
U.S. Treasury Bonds	2.875%	5/15/43	80,000		76,787
U.S. Treasury Bonds	3.750%	11/15/43	10,000		11,316
U.S. Treasury Notes	1.625%	6/30/19	10,000		10,009
U.S. Treasury Notes	1.250%	10/31/19	1,120,000		1,095,938

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,834,135)					2,829,237

			SHARES
COMMON STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd. (Cost - $10,652)			264,034		22,193	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Euro, Call @ $1.30	10/27/14	1,600,000	$6,761
U.S. Dollar/Euro, Call @ $1.33	10/29/14	2,080,000	25,105
U.S. Dollar/Japanese Yen, Put @ $102.00	10/29/14	3,200,000	12,581

TOTAL PURCHASED OPTIONS (Cost - $31,688)			44,447

TOTAL INVESTMENTS - 94.9% (Cost - $36,631,249#)			37,607,111
Other Assets in Excess of Liabilities - 5.1%			2,023,366

TOTAL NET ASSETS - 100.0%			$39,630,477

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Illiquid security.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	August 31, 2014

Summary of Investments by Country **

United States	36.6%
Brazil	11.0
Germany	6.5
United Kingdom	6.0
Mexico	5.0
Russia	4.3
Italy	3.5
Turkey	3.3
South Africa	3.1
Indonesia	2.8
Colombia	2.7
Poland	2.3
France	2.1
Luxembourg	1.9
Hungary	1.7
India	1.2
Australia	1.2
Switzerland	0.7
Venezuela	0.7
Spain	0.6
Chile	0.6
Jamaica	0.6
Peru	0.5
Netherlands	0.5
Greece	0.3
Argentina	0.3
Canada	0.0 ‡

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2014 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$23,832,853	—	$23,832,853
Convertible bonds & notes:
Materials	—	—	$261,000	261,000
Telecommunication services	—	6,277	—	6,277
Collateralized mortgage obligations	—	397,388	—	397,388
Non-U.S. treasury inflation protected securities	—	474,078	—	474,078
Sovereign bonds	—	9,739,638	—	9,739,638
U.S. government & agency obligations	—	2,829,237	—	2,829,237
Common stocks	$22,193	—	—	22,193
Purchased options	—	44,447	—	44,447

Total investments	$22,193	$37,323,918	$261,000	$37,607,111

Other financial instruments:
Futures contracts	$3,878	—	—	$3,878
Forward foreign currency contracts	—	$168,354	—	168,354

Total other financial instruments	$3,878	$168,354	—	$172,232

Total	$26,071	$37,492,272	$261,000	$37,779,343

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$92,224	—	—	$92,224
Forward foreign currency contracts	—	$78,109	—	78,109
Centrally cleared credit default swaps on credit indices - buy protection	—	12,025	—	12,025

Total	$92,224	$90,134	—	$182,358

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified

Notes to Schedule of Investments (unaudited) (continued)

return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i)

Notes to Schedule of Investments (unaudited) (continued)

periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $78,109. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,544,064
Gross unrealized depreciation	(568,202)

Net unrealized appreciation	$975,862

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	23	12/14	$2,729,349	$2,733,227	$3,878

Contracts to Sell:
Euro Bobl	4	9/14	669,370	679,207	(9,837)
Euro Bund	7	9/14	1,332,961	1,393,812	(60,851)
U.S. Treasury 10-Year Notes	24	12/14	3,010,625	3,018,750	(8,125)
U.S. Treasury Ultra Long-Term Bonds	4	12/14	608,589	622,000	(13,411)

					(92,224)

Net unrealized depreciation on open futures contracts					$(88,346)

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Indian Rupee	Citibank N.A.	55,380,000	$901,012	10/27/14	$(6,635)
Indian Rupee	JPMorgan Chase Bank	20,320,000	330,599	10/27/14	(2,325)
Indonesian Rupiah	HSBC Bank	4,786,750,000	405,435	10/27/14	(222)
Yuan Renminbi	HSBC Bank	4,987,000	807,066	10/27/14	2,581
British Pound	JPMorgan Chase Bank	600,000	995,493	11/14/14	(3,678)
British Pound	Royal Bank of Canada	360,000	597,296	11/14/14	985
Euro	Barclays Bank PLC	300,000	394,372	11/14/14	(7,343)
Euro	Deutsche Bank AG	1,467,153	1,928,681	11/14/14	(35,261)
Euro	JPMorgan Chase Bank	100,000	131,457	11/14/14	(2,266)
Euro	UBS AG	44,318	58,259	11/14/14	(1,055)
Polish Zloty	JPMorgan Chase Bank	2,539,038	789,317	11/14/14	(824)

					(56,043)

Contracts to Sell:
Brazilian Real	Barclays Bank PLC	1,288,000	566,803	10/27/14	(2,979)
Australian Dollar	HSBC Bank	1,418,181	1,317,831	11/14/14	(5,743)
British Pound	Barclays Bank PLC	99,934	165,807	11/14/14	2,330
British Pound	JPMorgan Chase Bank	924,736	1,534,280	11/14/14	18,575
British Pound	Royal Bank of Canada	180,000	298,648	11/14/14	4,225
Euro	Barclays Bank PLC	550,000	723,015	11/14/14	12,349
Euro	Citibank N.A.	245,645	322,918	11/14/14	6,147
Euro	HSBC Bank	2,622,560	3,447,548	11/14/14	53,635
Euro	JPMorgan Chase Bank	946,465	1,244,198	11/14/14	23,728
Japanese Yen	Deutsche Bank AG	33,641,600	323,507	11/14/14	5,616
Japanese Yen	HSBC Bank	40,180,000	386,382	11/14/14	6,527
Mexican Peso	Deutsche Bank AG	4,840,000	368,420	11/14/14	(5,301)
Polish Zloty	JPMorgan Chase Bank	5,151,425	1,601,436	11/14/14	31,656
South African Rand	Bank of America N.A.	995,000	92,178	11/14/14	(1,405)
South African Rand	JPMorgan Chase Bank	2,156,224	199,755	11/14/14	(1,454)
Turkish Lira	Citibank N.A.	560,000	255,012	11/14/14	(1,618)

					146,288

Net unrealized appreciation on open forward foreign currency contracts					$90,245

At August 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Merrill Lynch & Co. Inc. (MARKIT ITRX.EUR.XOVER Index)	$500,000	EUR	6/20/19	5.000% quarterly	$(74,450)	$(62,425)	$(12,025)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

		Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	$3,878	$(92,224)	—	—	—	$(88,346)
Foreign Exchange Risk	$44,447	—	—	$168,354	$(78,109)	—	134,692
Credit Risk	—	—	—	—	—	$(12,025)	(12,025)

Total	$44,447	$3,878	$(92,224)	$168,354	$(78,109)	$(12,025)	$34,321

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$25,064
Futures contracts (to buy)	1,486,223
Futures contracts (to sell)	5,879,055
Forward foreign currency contracts (to buy)	7,485,442
Forward foreign currency contracts (to sell)	14,880,740

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,182,119

4. Fund liquidation

The Fund’s Board of Directors has determined that it is in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is expected to cease operations on or about November 14, 2014. Before the termination is effected, and at the discretion of fund management, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 22, 2014